                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14C-5(D)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           COMPASS BANCSHARES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           COMPASS BANCSHARES, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

[LOGO OF COMPASS BANK]                               Compass Bank
                                                     Trust Division
                                                     P.O. Box 10566
                                                     Birmingham, Alabama 35296




TO: PARTICIPANTS IN THE COMPASS BANCSHARES, INC. ESOP/401(K) PLAN

  Enclosed for your review and consideration, as a participant in the Compass Bancshares, Inc. ESOP/401(k) Plan (the "Plan"), are additional proxy solicitation materials of the Committee to Maximize Shareholder Value relating to the 1995 Annual Meeting of Shareholders of Compass Bancshares, Inc. Also enclosed is an additional BLUE confidential voting instruction card listing the slate of director candidates endorsed by the Committee to Maximize Shareholder Value and the other proposals scheduled to be voted on at the 1995 Annual Meeting.

  Please read the enclosed document entitled "DIRECTING THE VOTE OF SHARES OF
         ----
COMPASS BANCSHARES HELD IN YOUR ESOP/401(K) ACCOUNTS AT THE 1995 ANNUAL MEETING." This document contains IMPORTANT information concerning your rights to direct the voting of shares held in your Plan accounts and the procedures for exercising such rights, including the confidentiality of your instructions and where to send confidential voting cards. The Plan trustee will not recommend how you should complete your confidential voting instruction cards. However, the Plan trustee encourages you to READ ALL PROXY MATERIALS CAREFULLY
                                            ----------------------------------
AND THOROUGHLY and to exercise your right to direct the voting of your
- --------------
allocated shares at the meeting.

  Your instructions to the Plan trustee will be completely CONFIDENTIAL. Voting instruction cards are to be sent to Corporate Election Services, Inc. of Pittsburgh, Pennsylvania, the independent vote processing agent engaged by the Plan trustee, and should not be sent to Compass Bank, to Compass
                             ---
Bancshares or its proxy solicitor, Morrow & Company, Inc., or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc.

  If you have already returned a voting instruction card, you do not need to
                                                                 ---
take further action unless you want to change your instructions to the Plan
                    ------
trustee. Mailing the enclosed BLUE confidential voting instruction card will revoke and cancel any voting instruction card you have previously mailed to Corporate Election Services.

                                                   COMPASS BANK
                                                   Trust Division (Plan Trustee)
                                                   April 5, 1995

 IMPORTANT: The DEADLINE for receipt of voting instructions from Plan participants has been extended from the time noted on the cards (5:00 p.m. Eastern time on April 7, 1995) until 12:00 noon Eastern time on April 10, 1995. The decision to extend the deadline was made by the Plan trustee based upon its determination that instructions received through noon on April 10th could be processed in time for the Plan trustee to vote at the meeting. You should know that, while the decision to extend the deadline was made by the Plan trustee, both Compass Bancshares and the Committee to
          -------------------- ----
 Maximize Shareholder Value requested that the Plan trustee consider extending the deadline. In order to be considered, your voting instructions must be RECEIVED by Corporate Election Services not later than 12:00 noon Eastern time on April 10, 1995.
 ---------------------------------------------------------

  DIRECTING THE VOTE OF SHARES OF COMPASS BANCSHARES HELD IN YOUR ESOP/401(K)
                      ACCOUNTS AT THE 1995 ANNUAL MEETING

  YOUR RIGHTS TO DIRECT VOTING OF YOUR ALLOCATED SHARES. Under the terms of the Compass Bancshares, Inc. ESOP/401(k) Plan (the "Plan"), you have the right to direct the Plan trustee in writing as to the manner you wish to vote the shares of Compass Bancshares stock allocated to your Plan accounts at the Compass Bancshares' 1995 Annual Meeting of Shareholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under ERISA, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if you do not provide
                      ---
instructions.

  CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Compass Bank has engaged an
                           ------------
independent firm, Corporate Election Services, Inc. of Pittsburgh,
Pennsylvania, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent to Corporate Election Services, Inc.
- ----------------------------------------------------------------------------
and should not be sent to Compass Bank, to Compass Bancshares or its proxy
- --------------------------------------------------------------------------
solicitor, Morrow & Company, Inc., or to the Committee to Maximize Shareholder
- ------------------------------------------------------------------------------
Value or its proxy solicitor, Georgeson & Company, Inc. Corporate Election
- -------------------------------------------------------
Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your individual voting instructions in strict confidence.
In no event will your individual voting instructions be reported to Compass Bank, to Compass Bancshares or its proxy solicitor, Morrow & Company, Inc., or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc.

  HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your accounts by completing, signing and returning a confidential voting instruction card. Proxy cards supplied with any other proxy materials you may receive in connection with shares you own outside of the Plan are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your ESOP/401(k) accounts. Voting instructions for your allocated shares under the Plan must be received by Corporate Election Services, Inc. on the voting instruction cards provided by the Plan trustee for that purpose.

  MAKING AN INFORMED DECISION. In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly.
- -------------------------------------------------------------

  WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received
                                                                     --------
by Corporate Election Services, Inc. not later than 12:00 noon Eastern time on April 10, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date
                                                                   ------
will be considered to have revoked and cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you bearing the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. In addition, your voting instruction cards may be revoked, subject to verification by Corporate Election Services, Inc., if such revocation is in writing and received by Corporate Election Services, Inc. at P.O. Box 1150,
- ----------
Pittsburgh, PA 15230-9954 not later than 12:00 noon Eastern time on April 10, 1995. Do not return both a WHITE card and a BLUE card in the same envelope.
         ---        ----
You may request additional confidential voting instruction cards at any time by contacting Corporate Election Services, Inc. at (412) 566-2400.

  If you have any questions regarding the procedures for instructing the Plan trustee, please call J. Vance Davidson at (205) 558-6683 or Tom Radigan at
(205) 558-6745.

[LOGO OF COMPASS BANK]                              Compass Bank
                                                    Trust Division
                                                    P.O. Box 10566
                                                    Birmingham, Alabama 35296




TO: PARTICIPANTS IN THE COMPASS BANCSHARES, INC. PAYSOP

  Enclosed for your review and consideration, as a participant in the Compass Bancshares, Inc. PAYSOP (the "Plan"), are additional proxy solicitation materials of the Committee to Maximize Shareholder Value relating to the 1995 Annual Meeting of Shareholders of Compass Bancshares, Inc. Also enclosed is an additional BLUE confidential voting instruction card listing the slate of director candidates endorsed by the Committee to Maximize Shareholder Value and the other proposals scheduled to be voted on at the 1995 Annual Meeting.

  Please read the enclosed document entitled "DIRECTING THE VOTE OF SHARES OF
         ----
COMPASS BANCSHARES HELD IN YOUR PAYSOP ACCOUNT AT THE 1995 ANNUAL MEETING." This document contains IMPORTANT information concerning your rights to direct the voting of shares held in your Plan account and the procedures for exercising such rights, including the confidentiality of your instructions and where to send confidential voting cards. The Plan trustee will not recommend how you should complete your confidential voting instruction cards. However, the Plan trustee encourages you to READ ALL PROXY MATERIALS CAREFULLY AND
                                   --------------------------------------
THOROUGHLY and to exercise your right to direct the voting of your allocated
- ----------
shares at the meeting.

  Your instructions to the Plan trustee will be completely CONFIDENTIAL. Voting instruction cards are to be sent to Corporate Election Services, Inc. of Pittsburgh, Pennsylvania, the independent vote processing agent engaged by the Plan trustee, and should not be sent to Compass Bank, to Compass
                             ---
Bancshares or its proxy solicitor, Morrow & Company, Inc., or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc.

  If you have already returned a voting instruction card, you do not need to
                                                                 ---
take further action unless you want to change your instructions to the Plan
                    ------
trustee. Mailing the enclosed BLUE confidential voting instruction card will revoke and cancel any voting instruction card you have previously mailed to Corporate Election Services.

                                                   COMPASS BANK
                                                   Trust Division (Plan Trustee)
                                                   April 5, 1995

 IMPORTANT: The DEADLINE for receipt of voting instructions from Plan participants has been extended from the time noted on the cards (5:00 p.m. Eastern time on April 7, 1995) until 12:00 noon Eastern time on April 10, 1995. The decision to extend the deadline was made by the Plan trustee based upon its determination that instructions received through noon on April 10th could be processed in time for the Plan trustee to vote at the meeting. You should know that, while the decision to extend the deadline was made by the Plan trustee, both Compass Bancshares and the Committee to
          -------------------- ----
 Maximize Shareholder Value requested that the Plan trustee consider extending the deadline. In order to be considered, your voting instructions must be RECEIVED by Corporate Election Services not later than 12:00 noon Eastern time on April 10, 1995.
 ---------------------------------------------------------

            DIRECTING THE VOTE OF SHARES OF COMPASS BANCSHARES HELD
               IN YOUR PAYSOP ACCOUNT AT THE 1995 ANNUAL MEETING

  YOUR RIGHTS TO DIRECT VOTING OF YOUR ALLOCATED SHARES. Under the terms of the Compass Bancshares, Inc. PAYSOP (the "Plan"), you have the right to direct the Plan trustee in writing as to the manner you wish to vote the shares of Compass Bancshares stock allocated to your Plan account at the Compass Bancshares' 1995 Annual Meeting of Shareholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under ERISA, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if you do not provide instructions.
         ---

  CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Compass Bank has engaged an
                           -------------
independent firm, Corporate Election Services, Inc. of Pittsburgh,
Pennsylvania, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent to Corporate Election Services, Inc.
- ----------------------------------------------------------------------------
and should not be sent to Compass Bank, to Compass Bancshares or its proxy
- --------------------------------------------------------------------------
solicitor, Morrow & Company, Inc., or to the Committee to Maximize Shareholder
- ------------------------------------------------------------------------------
Value or its proxy solicitor, Georgeson & Company, Inc. Corporate Election
- -------------------------------------------------------
Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your individual voting instructions in strict confidence.
In no event will your individual voting instructions be reported to Compass Bank, to Compass Bancshares or its proxy solicitor, Morrow & Company, Inc., or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc.

  HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account by completing, signing and returning a confidential voting instruction card. Proxy cards supplied with any other proxy materials you may receive in connection with shares you own outside of the Plan are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your PAYSOP account. Voting instructions for your allocated shares under the Plan must be received by Corporate Election Services, Inc. on the voting instruction cards provided by the Plan trustee for that purpose.

  MAKING AN INFORMED DECISION. In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly.
- -------------------------------------------------------------

  WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received
                                                                     --------
by Corporate Election Services, Inc. not later than 12:00 noon Eastern time on April 10, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date
                                                                   ------
will be considered to have revoked and cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you bearing the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. In addition, your voting instruction cards may be revoked, subject to verification by Corporate Election Services, Inc., if such revocation is in writing and received by Corporate Election Services, Inc. at P.O. Box 1150,
- ----------
Pittsburgh, PA 15230-9954 not later than 12:00 noon Eastern time on April 10, 1995. Do not return both a WHITE card and a BLUE card in the same envelope.
         ---        ----
You may request additional confidential voting instruction cards at any time by contacting Corporate Election Services, Inc. at (412) 566-2400.

  If you have any questions regarding the procedures for instructing the Plan trustee, please call J. Vance Davidson at (205) 558-6683 or Tom Radigan at
(205) 558-6745.